OPPENHEIMER GLOBAL FUND
Supplement Dated February 28, 1996 to the
Prospectus dated January 25, 1996

The following Prospectus is hereby amended as follows:

1. The paragraph captioned "Foreign Securities" on page 12 is deleted and replaced with the following:

             - Foreign Securities. The Fund will normally invest a substantial amount of its assets in foreign securities. Foreign securities are those that are traded primarily on a foreign securities exchange or in the foreign over-the-counter markets. The Fund can invest up to 100% of its assets in foreign securities. The Fund may purchase equity (and debt) securities issued or guaranteed by foreign companies or foreign governments or their agencies. The Fund may buy securities of companies or governments in any country developed or underdeveloped.

             The Fund does not limit its investments in bonds and debentures to issues having specified credit ratings. The Fund may invest in debt securities rated below "investment grade" (investment grade securities are generally those in the four highest rating categories of Moody's Investors Service, Inc. or Standard &
             Poor's Corporation).   Debt securities are subject to
             changes in value due to changes in prevailing interest rates. The values of outstanding debt securities rise when prevailing interest rates decline, and decline when prevailing interest rates rise. The Manager does not currently intend to invest more than 5% of the Fund's assets in debt securities.

             The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities. If the Fund's securities are held abroad, the countries in which they are held and the sub-custodians holding them must be approved by the Fund's Board of Trustees.








February 28, 1996                                        PS0330.013